UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2007


                              GLOBAL WATAIRE, INC.
              (Exact name of registrant as specified in its charter)


                                     NEVADA
          (State or other jurisdiction of incorporation or organization)

                 000-31343                          36-4567500
         (Commission File Number)        (IRS Employer Identification No.)


     534 DELAWARE AVENUE, SUITE 412
            BUFFALO, NEW YORK                         14202
      (Principal executive offices)                (Zip Code)

                                 (910) 616-0077
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM  8.01.   OTHER  MATTERS.

     On January 26, 2007, we issued a press release announcing that we have launched a $5,000,000 equity offering on the Berlin Stock Exchange. The offering is for 10,000,000 shares at a price of $0.50 per share and if completely subscribed will yield $5,000,000. A copy of that press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference.

ITEM  9.01   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits.
             --------

     The  following  exhibits  are  filed  herewith:

     EXHIBIT NO.                     IDENTIFICATION OF EXHIBIT
     -----------                     -------------------------
        99.1        Press  Release  dated  January  26,  2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January  26,  2007.              GLOBAL  WATAIRE,  INC.


                                        By  /s/Sydney  A.  Harland
                                          --------------------------------------
                                          Sydney  Harland,  President and Chief
                                          Executive  Officer


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